HYDROMER, INC.
                             35 Industrial Parkway
                           Branchburg, NJ 08876-3424

                 NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
                          To be held November 18, 2009
================================================================================

The Annual Meeting of the Shareholders of HYDROMER, Inc. (the "Company") will be held on Wednesday, November 18, 2009, at 35 Industrial Parkway, Branchburg, New Jersey at 10 a.m., for the following purpose, as more fully described in the accompanying Proxy Statement:

         1.  To elect eight directors of the Company for the ensuing year.
         2. To ratify the selection by the Board of Directors of Rosenberg Rich Baker Berman & Company as the Company's independent public accountants for fiscal 2009/2010.
         3. Transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 1, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at the Meeting.


                                              By Order of the Board of Directors


                                              /s/ Robert J. Moravsik
                                                  Robert J. Moravsik, Secretary
                                                  Branchburg, New Jersey
                                                  September 18, 2009


            WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
              COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
             PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO
            ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO
             POSTAGE NEED BE AFFIXED IF PROXY CARD IS MAILED IN THE
                                 UNITED STATES.

                               TABLE OF CONTENTS

      Questions And Answers                                              3

      Proxy Statement                                                    5

      I.       Election of Directors (Proposal I)                        5
               Name of Nominee and Certain Biographical Information      5
               Directors' Stock Holdings                                 6
               Nominating Committee                                      6
               Meetings and Director's Compensation                      7
               Audit Committee                                           7
               Audit Committee Report                                    7
               Corporate Policy on Business Practices                    8
               Code of Ethics for the CEO and CFO                        8
               Shareholder Communications                                8
               Executive Officers                                        8
               Executive Compensation                                    9
               Stock Options                                             9
               Stock Option Information Table                           10
               Certain Arrangements with Directors and Executive        10
                Officers
               Information Concerning Certain Shareholders              10
               Other Information Concerning Directors, Officers and     11
                 Shareholders

      II.      Ratification of Selection of Independent Public
                Accountants
               (Proposal II)                                            11

      III.     Other Matters                                            11

      IV.      Miscellaneous                                            11

      V.       Exchange Act Compliance                                  11

      VI.      Shareholder Proposals                                    12

      VII.     Internet Web Site                                        12

                                 HYDROMER, Inc.
                             35 Industrial Parkway
                              Branchburg, NJ 08876

QUESTIONS AND ANSWERS
ABOUT HYDROMER'S ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?
At the annual meeting, the shareholders will elect eight directors; ratify the Company's choice of independent public accountants and act upon anything else that properly comes before the meeting. In addition, the management will give a report on the Company's performance during the fiscal year beginning July 1, 2008 and ending June 30, 2009.

Why Did I Receive This Proxy Statement?
We sent you this proxy statement and the enclosed proxy card because Hydromer's Board of Directors is soliciting your proxy to be used at the Annual Meeting of Shareholders on November 18, 2009, at 10:00 a.m. (ESDT), at 35 Industrial Parkway, Branchburg, NJ 08876, or at any adjournment of the meeting. This proxy statement discloses the information you need to know to vote on an informed basis. We are first mailing this proxy statement and the enclosed proxy card to shareholders on or about September 18, 2009.

Who Can Vote?
You are entitled to vote if you owned Hydromer common stock on the record date, which is the close of business on September 1, 2009. Each share of Hydromer common stock that you own, entitles you to one vote.

Who can attend the meeting?
Only shareholders of record on the close of business on the record date, or their duly appointed proxies, may attend the meeting. Registration begins at 9:30 a.m.

How Many Shares Of Voting Stock Are Outstanding?
On the record date, there were 4,772,318 shares of Hydromer common stock outstanding entitled to vote. Hydromer common stock is our only class of voting stock.

What Constitutes A Quorum?
A quorum is a majority of the outstanding shares entitled to vote, which are present or represented by proxy at the meeting i.e. 2,386,160 shares. There must be a quorum for the transaction of business at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum. Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular type of proposal) are also included in determining the presence of a quorum.

What Am I Voting On?
         1.  The election of eight individuals to serve on our Board of
             Directors: Manfred F. Dyck, Ursula M. Dyck, Dieter Heinemann, Robert H. Bea, Dr. Maxwell Borow, Dr. Frederick L. Perl, Michael F. Ryan, Ph.D. and George A. Ziets.

         2.  The ratification of the selection of Rosenberg Rich Baker Berman
             & Company as our independent public accountants for the fiscal year beginning July 1, 2009.
                                       3

How Does The Board Of Directors Recommend I Vote On the Proposals?
The Board of Directors recommends a vote FOR each of the Board's nominees and FOR the appointment of Rosenberg Rich Baker Berman & Company as our independent public accountants for fiscal 2009/2010.

How Do I Vote?
To vote by proxy you should complete, sign and date the enclosed proxy card and return it promptly in the prepaid envelope provided with this proxy statement.

To vote in person, you may attend the meeting and cast your vote in person.

May I Revoke My Proxy?
You may revoke your proxy at any time before it is voted in either of the following ways:
         1. You may submit another proxy card with a later date.
         2. You may notify Hydromer's Secretary in writing before your proxy is voted that you have revoked your proxy.

If I Plan To Attend The Meeting, Should I Still Vote By Proxy?
Whether you plan to attend the meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the meeting, and your proxy will not be used if you are personally present at the meeting and inform the Secretary in writing prior to the voting that you wish to vote your shares in person. The Secretary will have proxy revocation forms at the meeting in case you want to revoke your proxy and vote in person.

How Will My Proxy be Voted?
If you properly fill in your proxy card and send it to us, your proxy holder (one of the individuals named on your proxy card) will vote your shares as you have directed. If you hold shares in "street name" you should consult your broker as to his ability to vote your shares if he does not receive instructions from you. We urge you to instruct your broker on how to vote your shares, as shares held in "street name" cannot be voted directly by a shareholder. If you sign the proxy card but do not make specific choices, the proxy holder will vote your shares as recommended by the Board of Directors as follows:
     -   "FOR" the election of all nominees for Director, PROPOSAL I
     - "FOR" ratification of the selection of independent public accountants for 2009/2010, PROPOSAL II

What Vote Is Required To Approve Proposals?
Directors are elected by a plurality of the shares voting at the meeting. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome. The ratification of independent public accountants requires a majority of the votes cast.

How Will Voting On Any Other Business Be Conducted?
Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your returned proxy gives authority to proxy holders to vote on these matters at their discretion.

                                PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about September 18, 2009 to the persons entitled to receive the accompanying Notice of Annual Meeting of Shareholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of HYDROMER, INC., for use at the Annual Meeting of Shareholders to be held at the Company's executive office at 35 Industrial Parkway, Branchburg, New Jersey 08876-3424 at 10 a.m., on November 18, 2009 and at any adjournment thereof, for the purposes set forth in this Notice.

At the close of business on September 1, 2009, the record date stated in the accompanying Notice, the Company had 4,772,318 outstanding shares of Common Stock without par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to come before the Meeting plus the Company has 10,917 shares of Common Stock, which are Treasury Stock and not entitled to vote. The Company has no class or series of stock outstanding other than the Common Stock.

As of September 1, 2009, Manfred F. Dyck, Chairman of the Board, a Director and President of the Company, beneficially owned approximately 33.9% of the outstanding Common Stock of the Company, and his wife Ursula M. Dyck, a Director of the Company, beneficially owned 4.5% of the outstanding Common Stock. In addition, Mr. Dieter Heinemann, a Director of the Company, owned 17.1% of the outstanding Common Stock of the Company. Such ownership, totaling 55.5%, enables these three shareholders to control the outcome of any election or proposal regarding the Company's affairs.


I. ELECTION OF DIRECTORS (Proposal I)
Eight directors will be elected at the Annual Meeting of Shareholders, each to serve for one year and until a successor shall have been duly chosen and qualified. Each director is elected by a plurality of votes cast. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the eight nominees listed in the following table, unless otherwise instructed in the Proxy. In case any of the nominees is unable or declines to serve, the proxy holders reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in his or her stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. Certain information concerning the nominees for election as directors is set forth below. They furnished such information to the Company. The Company notes that director Klaus J. H. Meckeler passed away in late 2008. His wisdom and guidance will be missed.

Name of Nominee and Certain Biographical Information
MANFRED F. DYCK, age 74; Chairman of the Board of the Company since June 1983 and Chief Executive of the Company since August of 1989; Director of Biosearch Medical Products Inc., from 1975 until 2000 when it was acquired by the Company; Director of the Company since 1980. Manfred and Ursula Dyck are husband and wife.

URSULA M. DYCK, age 75; Director of the Company since 1980. Ursula and Manfred Dyck are wife and husband.

DIETER HEINEMANN, age 71; Specialist, Frankfurt [Germany] Stock Exchange until October 31, 2003. Director of the Company since 1991.

MAXWELL BOROW, M.D., age 83; Medical Doctor, retired; Chief of Surgery at Somerset Medical Center (hospital) from 1985-1994; Chief of Vascular Surgery at Somerset Medical Center from 1978-1985; Director of the Company since 1990.

ROBERT H. BEA, age 56; Corporate Vice President, Regulatory and Quality Assurance, Siemens Medical Solutions USA, Inc. since 1994; Vice President of Quality Assurance and Regulatory Affairs of Biosearch Medical Products, Inc., from 1992-1994. He previously worked at Johnson & Johnson where he held positions of increasing responsibility in Quality/Regulatory affairs from 1973-1991. Director of the Company since 1996.

FREDERICK L. PERL, M.D., age 81, Attending staff, Somerset Medical Center since 1957; Consulting staff Obstetrics and Gynecology, Carrier Clinic since 1959; Affiliated with St. Peter's Medical Center, active staff since 1994; Director of Biosearch Medical Products from December 1996 until February 2000 when appointed to the Board of the Company.

MICHAEL F. RYAN, Ph.D., age 66; President e-Clinical Mentor since 2000 and Consultant for Medical Marketing Decisions since 2000; Vice-President Internal Medicine, Quintiles Americas 1997-1999. Member of the Company's Board of Directors since August 2003.

GEORGE A. ZIETS, age 63; Vice President of R&D/Product Development, HK Insights from 2002 to present. Previously Executive Director of Johnson and Johnson from 1983-1990; Vice President of Research and Development at Maybelline from 1990-1996; Executive Vice President, Bath and Body Works from 1996-2002. Appointed to the Board August 2009

Directors' Stock Holdings
                                  Stock Owned (1)
NAME                              On Record Date                  %

MANFRED F. DYCK                    1,618,406 (2)                 33.9%
URSULA M. DYCK                       215,205 (3)                  4.5%
DIETER HEINEMANN                     814,000 (4)                 17.1%
MAXWELL BOROW, M.D.                   35,000 (5)              Less than 1%
ROBERT H. BEA                         10,000 (6)              Less than 1%
FREDERICK L. PERL, M.D.               10,000 (7)              Less than 1%
MICHAEL F. RYAN, Ph.D.                 - 0 - (8)                   -
GEORGE A. ZIETS,                       - 0 -


(1) As of September 1, 2009, except as otherwise indicated below, each nominee has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 60,000 shares held by Mr. Dyck as custodian/trustee for certain of his children/grandchildren/estate and does not include 83,004 shares held with sole voting investment power by Mr. Dyck's children or shares held by Ursula M. Dyck, his wife, as to whichMr. Dyck disclaims beneficial ownership. Excludes 29,000 options held by Mr. Dyck.

(3) Does not include 83,004 shares held with sole voting and investment power by Mrs. Dyck's children, as to which Mrs. Dyck disclaims beneficial ownership, or shares held by Manfred F. Dyck, her husband, individually or as custodian. Includes 60,000 shares held by Mrs. Dyck as custodian for her grandchildren. Excludes 14,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Excludes 32,000 options held by Mr. Heinemann.

(5) Excludes 22,000 options held by Dr. Borow.

(6) Excludes 22,000 options held by Mr. Bea.

(7) Excludes 22,000 options held by Dr. Perl.

(8) Excludes 20,000 options held by Dr. Ryan.

Nominating Committee
The Company does not have a Nominating Committee as the Company's Board of Directors is of the opinion that its current practice of networking to seek out potential candidates results in Board of Director candidates who have a scientific or business background that can adequately represent the interests of the shareholders. All Directors have been re-nominated to stand for election. All candidates have accepted the nomination.

Meetings and Director's Compensation
During the past fiscal year, the Board of Directors of the Company met five times. All Directors attended at least 75% of the meetings, except Mr. Ziets who has been newly nominated.

The compensation for attendance at regular/special meetings either in person or on a video link is $1,000 per meeting. Attendance via telephone is $200/meeting. The compensation for operational meetings is $500/meeting.

In addition, Directors are awarded stock options pursuant to the Stock Option Plan approved on January 22, 1998, as amended (see Stock Options). Directors who waive their stock options are given $300 for every 2,000 stock options waived. This avoids the Company of having to take an expense for the options at market value under current accounting rules. For the 2008/2009 year, all Directors waived the awarding of their stock options. No director received compensation in excess of $1,500 for these waivers.

The highest monetary compensation paid to any director in fiscal 2008/2009 was $6,500. (5 meetings at $1,000 per meeting plus $1,500 for waiving 10,000 options)

Audit Committee
On November 19, 2008 the Board appointed the membership of the audit committee consisting of only outside directors: Robert Bea (Chairman), Dr. Frederick Perl, Dr. Maxwell Borow and Dr. Michael F. Ryan. None of these members are "financial experts" as the Company is of the opinion that the financial aspects of the Company are not complex and are within the scope of the collective experience of the Audit Committee. In the event any financially complex issues arise, the Audit Committee is empowered by its charter to retain or hire such independent expertise, as it deems necessary. The Audit Committee Charter is posted on the Company's web site at http://www.hydromer.com. The Audit committee met once.
It issued the following report:

Audit Committee Report
The following is the audit committee's report submitted to the Board of Directors for the year ended June 30, 2009.
         The Audit Committee of the Board of Directors has:

         a. Reviewed the Audit Committee charter and ascertained the current text is not in need of amendment,
         b. reviewed the Company's Policy on Business Practices and found them to accurately reflect the policies of the Board of Directors,
         c. reviewed the Code of Ethics for the CEO and CFO and found them acceptable and not in need of revision,
         d. reviewed and discussed the assessment of the report on the effectiveness of the financial control system submitted by management,
         e.  reviewed and discussed the Company's audited financial statements for the year ended June 30, 2009 with the Company's management,
         f.  discussed with Rosenberg Rich Baker Berman & Company ("RRBB"), the
             Company's independent accountants, the materials required to be discussed by Statement of Auditing Standard 61,
         g. reviewed the written disclosures and the letter from RRBB required by Independent Standards Board No. 1 and has discussed with RRBB its independence, and

         Based on the foregoing review and discussion, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's 2008/2009 Annual Report on Form 10-K.
                                                THE AUDIT COMMITTEE
                                         Robert H. Bea, Frederick L. Perl,
                                          Maxwell Borow, Michael F. Ryan

Corporate Policy on Business Practices
On June 22, 2000 the Board adopted a set of policies applicable to Directors, Officers and employees of the Company covering subjects: 1. Loyalty to Corporation; 2. Conflict of Interest; 3. Anti-Trust Compliance; 4. Inside Information and Trading in Company's Securities; 5. Prohibition on Political Contributions; 6. Equal Opportunity Employment; 7. Environmental Health and
8. Legal Compliance. This policy is reviewed yearly by the Audit Committee.
The present Policy, as revised, is posted on the Company's web site at http://www.hydromer.com. The Company conducts training sessions for all management and supervisory personnel on topics related to these business practices. New management or supervisory employees attend a course on corporate ethics.

Code of Ethics for the CEO and CFO
On May 12, 2004 the Company adopted a code of ethics for the CEO and CFO. This Code is posted on the Company's web site at http://www.hydromer.com. This Code indicates the procedure to use to report a violation of this Code. No reports were received during the 2008/2009 fiscal year.

Shareholder Communications
The Company has a past practice of bringing all reasonable communications from shareholders to the attention of the Directors at regular Board meetings, which are usually held four times per year. The volume of such communications has been minimal. Address all communications via mail to: Corporate Secretary, Hydromer, Inc. 35 Industrial Parkway, Branchburg, NJ 08876.

Executive Officers
Manfred F. Dyck has been Chairman of the Board of the Company since June 1983 and a Director of the Company since its inception. Mr. Dyck served as Chief Executive Officer of the Company from its inception until October 1986, and as of August 1989, reassumed the duties of Chief Executive Officer. Mr. Dyck has been Chief Executive Officer and a Director of Biosearch Medical Products Inc. from 1975 to 2000 (when Biosearch became a wholly owned subsidiary). He holds a B.S. in Chemical Engineering.

Robert J. Moravsik has been Vice-President and General Counsel since April 1998 and Senior Vice President, General Counsel and Secretary since February 2000. He also serves in the same capacity for Biosearch Medical Products, Inc. (a wholly owned subsidiary as of February 2000) since 1987. Prior to this he was Vice-President and General Counsel to Fisher Stevens, Inc., a subsidiary of the Bureau of National Affairs. Mr. Moravsik is admitted to practice in the states of New Jersey and New York, the Federal District Court of New Jersey and the United States Supreme Court. He holds a B.S. in Aerospace Engineering, an M.S. in Computer Science and a Doctorate in Law.

Robert Y. Lee, CPA, MBA, Vice President of Finance, Chief Financial Officer and Treasurer since June 1, 2001. He earned a MBA in Finance and International Business, and a Bachelors of Science in Accounting and Information Systems, both from New York University's Stern School of Business. His professional experience includes tenure with the New York office of Coopers and Lybrand (currently Pricewaterhouse Coopers) in their Emerging Business Group, the Bristol Myers Squibb Internal Auditing group, ASARCO's Southern Peru Copper Corporation, now Southern Copper Corporation part of Grupo Mexico, and Citigroup.

Martin C. Dyck has been Vice President of Operations of the Company since February 2000 and Executive Vice President since June 2001. He also serves as President of the Company's wholly owned subsidiary, Biosearch Medical Products, Inc. since 1998. Prior to that he served as Vice President of Operations. Martin C. Dyck is the son of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck. He holds a B.S. in Finance with a minor in Mechanical Engineering.

Rainer Gruening, Ph.D has been Vice President since June 2001. Prior to this he held the position of Manager of Regulatory Affairs in AM Cosmetics. Dr. Gruening has his PhD in Chemistry from the University of Marburg in Germany. He is listed as an inventor on 17 patents and has authored or co-authored 35 publications on the synthesis and formulations of anti-microbial polymeric coatings, cosmetics, adhesives and marine anti-fouling products. He holds the position of Vice President of Intellectual Property since 2006.

John Konar, Vice President of Quality Assurance since February 2004 and Director of Human Resources since 1996 (with Biosearch Medical Products, Inc. before its acquisition by the Company in 2000, and with both companies thereafter).
Since joining Biosearch in 1986, Mr. Konar was Director of Sales from 1996 until 2000, Director of QA from 1998 to 2004, until promoted to VP of QA, and Director of Manufacturing of Biosearch from 2000-2001.

Executive Compensation
The following table sets forth information concerning cash compensation paid or accrued, by the Company during the fiscal years ended June 30, to the CEO and for each of the two highest paid executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

----------------- --------- ---------- --------- ---------- ---------
                                                 Stock      Option
Name and                     Salary    Bonus     Awards     Awards
principal          Year      ($)       ($)       ($)        ($)
position                               (a)                  (b)
----------------- --------- ---------- --------- ---------- ---------
Manfred F. Dyck,   2009      $269,100   0         0          0
CEO/President      2008      $263,925   0         0          0
----------------- --------- ---------- --------- ---------- ---------
Martin C. Dyck     2009      $162,000   $60,000   0          0
Executive          2008      $158,885   0         0          0
Vice President
----------------- --------- ---------- --------- ---------- ---------
Robert Y. Lee,     2009      $147,000   $25,000   0          0
Vice  President    2008      $144,173   0         0          0
/ CFO
----------------- --------- ---------- --------- ---------- ---------


                       SUMMARY COMPENSATION TABLE Con't.

----------------- ----------- -------------- -------------- ---------
                              Nonqual
Name and          Non-Equity  Deferred       All Other      Total
principal         Inc Plan    Comp.          Comp.          ($)
position          Comp ($)    Earnings ($)   ($)
                                             (c)
----------------- ----------- -------------- -------------- ---------
Manfred F. Dyck,  0           0              $11,200        $280,300
CEO/President     0           0              $10,200        $274,125
----------------- ----------- -------------- -------------- ---------
Martin C. Dyck    0           0              $5,000         $227,000
Executive         0           0              $5,000         $163,885
Vice President
----------------- ----------- -------------- -------------- ---------
Robert Y. Lee,    0           0              $5,000         $177,000
Vice  President   0           0              $5,000         $149,173
/ CFO
----------------- ----------- -------------- -------------- ---------

Notes:

(a) A bonus to compensate for past salary reductions, wage freezes and performance.
(b) Option awards for "active director" were waived for a payment of $300 for each 2000 options waived. Such payments are included in (c) All Other Comp.
(c) Amount of Automobile Allowance, which was earned and accrued in the year shown. In the case of Mr. Manfred F. Dyck, it also includes Director's fees and option waiver payment.

The aggregate value of restricted shares of the Company held by Manfred F. Dyck individually and in trust, as of June 30, 2009 was approximately $1,050,664 (based on a market price of $0.65 on 6/30/09).

Stock Options
On January 22, 1998 the Board of Directors approved an option plan for Directors of the Company who attend all the Board meetings, 5,000 options at a strike price of September 1, 1998 and for each subsequent year on the record date. On February 22, 2000 the option plan was amended to grant each director 2,000 options for each meeting attended with a strike price at market rate, defined as the prior 5 day-weighted high/low average, set just prior to the annual meeting date. The options are dated on the date of grant. Beginning in 2007, in lieu of being awarded stock options, the Directors have received $300 for each 2,000 options waived. All directors have waived the options hence no options have been issued in fiscal 2008/2009 pursuant to this plan.

On November 14, 2007 the shareholders approved Employee Stock Option Plan 2007-1 in which, provided that upon the advice of the CEO and approval of ALL outside Directors, employees may be awarded options at the 5-day previous weighted average price. The options are for a term of 5 years, 1/3 vest at the end of each of the succeeding 3 years after grant. No options have been awarded under this plan in the 2008/2009 fiscal year.

Stock Option Information Table
Total Options (1 option is for 1 share of Common Stock)

         Exercisable on September 1, 2009......................      183,000
         Weighted Exercise Price...............................        $1.53
         Unvested Options .....................................            0
         Total Number of Shares Reserved for
                 All Options actually issued...................      183,000

Certain Arrangements with Directors and Executive Officers
In mid-August of 2007 two directors purchased shares of the Company in a private placement in an attempt to raise $200,000. Director Heinemann purchased 20,000 shares at $2.00/share and was granted 10,000, 5 year options to purchase restricted stock at $3.00/share. Director Manfred F. Dyck purchased 10,000 shares at $2.00/share and was granted 5,000 options to purchase restricted stock at $3.00/share. The market price varied between $1.50 to $2.05 during mid-August 2007. The Company recorded the consideration from the two Directors as an increase to Common Stock. No other shares were purchased.

There are no loans, credit arrangements or other similar arrangements with Directors or Officers of the Company.

The daughter of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck is employed by the Company as a Product Manager.

Information Concerning Certain Shareholders
The shareholders (including any "group" as that term is used in Section 13(d)
(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of the outstanding Common Stock as of September 1, 2009, and all Directors and Officers of the Company as a group, and their respective stock holdings (according to information furnished by them to the Company), are set forth in the following table.

                                           Shares of Common
                                              Stock Owned
          Name and Address                  Beneficially (1)    Percent of Class

          Manfred F. Dyck                    1,618,406 (2)(3)         33.9%
          255 Holland Road
          Far Hills, NJ 07931

          Dieter Heinemann                     814,000 (4)            17.1%
          Goldbergweg 6460599
          Frankfurt AM
          Federal Republic of Germany

          All Directors and Officers         2,732,734 (2)(4)         57.3%
          As a group (13 persons)

Notes:
(1) As of September 1, 2009, except as otherwise indicated below, each nominee had sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 60,000 shares held by Mr. Dyck as custodian/trustee for certain of his children/grandchildren/estate and does not include 83,004 shares held with sole voting and investment power by Mr. Dyck's children, as to which Mr. Dyck disclaims beneficial ownership. Excludes 29,000 options held by Mr. Dyck.

(3) Does not include 215,205 shares held by Ursula M. Dyck, Mr. Dyck's wife, individually and as custodian. Does not include 14,000 options held by Mrs. Dyck.
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
(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Also excludes 32,000 options held by Mr. Heinemann.

Other Information Concerning Directors, Officers and Shareholders
There is no other information regarding Directors, Officers and Shareholders.


II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal II) Subject to ratification by the shareholders, the Board of Directors has selected the firm of Rosenberg Rich Baker Berman & Company ("RRBB") as the Company's independent public accountants for the current year. Payments to RRBB for the previous fiscal years ended June 30, 2009 and June 30, 2008 were $32,500 and $43,000, respectively, all for audit fees. There were no other payments for other services such as audit related fees, tax fees or other.

Representatives of RRBB are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will also be available to respond to appropriate questions from shareholders.


III. OTHER MATTERS
The Board of Directors of the Company does not know of any other matters, which may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.


IV. MISCELLANEOUS
If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the proxy is revoked by written notice addressed to and received by the Secretary of the Meeting. If no directions are indicated in such Proxy, the shares represented thereby will be voted in the election of Directors in favor of the nominees proposed by the Board of Directors and in favor of ratification of the independent public accountants. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a shareholder who may theretofore have given a Proxy will not have the effect of revoking the same unless the shareholder so notifies the Secretary of the meeting in writing at any time prior to the voting of the shares represented by the Proxy. Votes that are withheld and broker non-votes will be treated as shares that are present for purposes of determining a quorum. Withheld votes will be excluded in determining whether a nominee for Director or the ratification of independent public accountants, has received a plurality of the votes cast. All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by mail and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting materials to their principals. It is important that Proxies be returned promptly. Shareholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their vote can be recorded.


V. EXCHANGE ACT COMPLIANCE
Section 16(a) of the Securities Exchange Act requires that certain of the Company's Officers, Directors and persons who own more than ten percent of a registered class of the Company's securities, file reports of ownership and changes in ownership of the Company's securities with the Securities Exchange Commission. Officers, Directors and greater than ten percent shareholders are required to provide the Company with copies of the forms they file. Based solely upon its review of copies of such forms received by the Company, and upon representations by the Company's Officers and Directors regarding compliance with the filing requirements, the Company believes that in Fiscal 2008/2009, all filing requirements applicable to its Officers, Directors and ten percent shareholders were complied with in a timely manner.

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VI. SHAREHOLDER PROPOSALS
The Company must receive shareholder proposals intended to be presented at the 2010 Annual Meeting of Shareholders of the Company by May 15, 2010 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.


VII. INTERNET WEB SITE
The Company maintains a WEB site on the Internet with an address of http://www.hydromer.com, which describes the products and services sold by the Company and contains product brochures, which can be downloaded. The web site contains links to the Financial Statements, Proxy Booklet, Company's Policy on Business Conduct, the Audit Committee Charter, and the Code of Ethics for the CEO and CFO, which any person can use to obtain these documents and other documents filed with the Securities and Exchange Commission. Also provided, are links to various financial services sites, which post the current stock price and current press releases. Shareholders are invited to browse this information.



























































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